Earnings Conference Call Third Quarter 2014 Exhibit 99.2

2 Cautionary Statement Information Current as of October 28, 2014 Except as expressly noted, the information in this presentation is current as of October 28, 2014 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8- K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

3 Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call ▪ Operational Update ▪ Economy and Customers ▪ Growth Initiatives ▪ Financial Update ▪ Regulatory Update

4 Q3 2014 Earnings Results NI in millions Q3 2013 Q3 2014 Net Income $ 31 $ 39 Diluted EPS $ 0.40 $ 0.47 $1.35 $2.10 - $2.20 Q1 $0.65 Q2 ($0.29) Q3 $0.40 Q4 $0.59 Q1 $0.73 2013 EPS 2014E EPS Q2 $0.43 Q3 $0.47

5 Operational Update residential customer satisfaction general business customer satisfaction key customer satisfaction Top Quartile Top Decile Top Decile

6 Economic Outlook (1) (1) Net of approximately 1.5% of energy efficiency Economic Outlook ▪ Customer count growth of 1% ▪ New connects up 15% year-to-date compared with 2013 ▪ Unemployment of 6.0% in our operating area ▪ Weather-normalized 2014 load growth forecast of approximately 1%(1) (excluding a low-margin large paper customer)

7 New Generation: Capacity Resource Port Westward Unit 2 Project Location Clatskanie, OR Capacity / Fuel 220 MW / Natural Gas Technology 12 Natural Gas Wärtsilä Reciprocating Engines EPC Contractor Black & Veatch, Harder Mechanical Estimated In-Service Date Q1 2015 Customer Price Impact ~2.8% Next Steps ▪ Final construction ▪ Complete unit testing PW2 CapEx: $296M (in millions) $155 $128 $13 2013 2014 2015

8 New Generation: Renewable Resource Tucannon River CapEx: $500M (in millions) Tucannon River Wind Farm Project Location Columbia County, WA Capacity / Fuel 267 MW / Wind Technology 116 2.3 MW Siemens Turbines EPC Contractor RES Americas Estimated In-Service Date December 2014 - Early Q1 2015 Customer Price Impact ~2.4% Next Steps ▪ Turbine testing ▪ Commissioning $95 $388 $17 2013 2014 2015

9 New Generation: Baseload Resource Carty CapEx: $450M (in millions) Carty Generating Station Project Location Boardman, OR Capacity / Fuel 440 MW / Natural Gas Technology Mitsubishi Turbine EPC Contractor Abener/Abengoa Estimated In-Service Date Mid 2016 Customer Price Impact ~4-6% Next Steps ▪ Continued foundation work ▪ Equipment delivery ▪ Installation of HRSG and cooling tower $135 $114 $166 $35 2013 2014 2015 2016

10 Expected Rate Base and Capital Expenditures (in millions) 2013 2014E 2015E 2016E 2017E 2018E TOTAL Base Capital Spending(1) $335 $350 $389 $346 $324 $281 $2,025 Port Westward Unit 2 $155 $128 $13 $296 Tucannon River Wind Farm $95 $388 $17 $500 Carty Generating Station $135 $114 $166 $35 $450 TOTAL (Rounded) $720 $980 $585 $381 $324 $281 $3,271 (1) Consists of board-approved ongoing capex and hydro relicensing per the Quarterly 2014 Form 10-Q filed on October 28, 2014 Note: Amounts exclude AFDC debt and equity Expected Capital Expenditures $3.1B 2013 2017 10% CAGR $4.5B $1.4B of Expected Increase in Rate Base

11 Third Quarter Financial Results NI in Millions Q3 2013 Q3 2014 Net Income $31 $39 Diluted EPS $0.40 $0.47 Key Quarter over Quarter Drivers Increased price and energy deliveries h Lower net variable power costs h Equity AFDC related to construction of three new resources h

12 Total Revenues and Power Costs In Millions Q3 2013 Q3 2014 Retail Revenues $403 $434 Purchase Power & Fuel $190 $202 Less: Wholesale Revenues $22 $39 Net Variable Power Costs $168 $163 Coal Natural Gas Hydro Renewable Purchased Power Q3 2013 Sources of Power Q3 2014 Sources of Power 40% 21% 16% 14% 9% 33% 26% 22% 11% 8%

13 Operating Expenses In Millions Q3 2013 Q3 2014 Production & Distribution $54 $60 Administrative & General $49 $54 Total O&M $103 $114 Depreciation & Amortization $62 $76 Interest Expense, Net $25 $23 Other Income, Net $7 $12 Income Taxes $4 $16

14 General Rate Case: 2015 Test Year Annual Revenue Increase ($mm) Date As Filed 2/13/2014 Depreciation Stipulation Other Updates and Stipulations As Revised 7/16/2014 Additional Stipulations As Revised 9/2/2014 New Generation Plants: Port Westward 2 $51 ($5) $3 $49 ($1) $48 Tucannon River $47 ($3) ($4) $40 ($1) $39 Base Business Cost Change $12 ($11) ($30) ($29) ($12) ($41) (Less): Customer Credits ($29) - - ($29) - ($29) Annual Revenue Increase $81 ($19) ($31) $31 ($14) $17 Rate Case Settlement  9.68% allowed return on equity  50% debt and 50% equity capital structure  Cost of Capital of 7.56%  A rate base of $3.8 billion - (which is based on a stipulated in-service amount of $323 million for Port Westward 2 and $525 million for Tucannon River Wind Farm)

15 Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 9/30/2014 (in millions) Credit Facilities $760 Commercial Paper -- Letters of Credit $(64) Cash $97 Available $793 Expected 2014-2015 Financing Plans Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Bank Loan Proceeds $305 million First Mortgage Bonds $280 million Settle Equity Forward $275 million

16 Guidance 2014 EPS Guidance: $2.10 - $2.20  Normal levels of hydro, wind and thermal generation for the remainder of the year  Operating and maintenance costs between $475 and $495 million  Depreciation and amortization expense between $295 and $305 million  Capital expenditures of approximately $980 billion